SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report:  July 11, 2002
(date of earliest event reported)

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

(Exact name of Registrant as Specified in Charter)

Delaware	333-65554	13-3460894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eleven Madison Avenue

New York, New York  10010

(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (212) 325-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

Credit Suisse First Boston Mortgage Acceptance Corp., as depositor (the “Depositor”) registered issuance of Asset-Backed Certificates and Asset-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-65554) (as amended, the “Registration Statement”).  Pursuant to the Registration Statement, the Depositor caused CIT Home Equity Loan Trust 2002-2 to issue $980,000,000 principal amount of Home Equity Loan Asset Backed Certificates, Series 2002-2 (the “Certificates”), on June 27, 2002 (the “Closing Date”).

The Certificates were issued pursuant to a pooling and servicing agreement (the “Pooling and Servicing Agreement”), dated as of June 1, 2002, among the Depositor, CIT Group/Consumer Finance, Inc., as seller and master servicer, CFHE Funding Company LLC, as conduit seller and JPMorgan Chase Bank, as trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 7.  Financial Statements: Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
By: /s/ Kari S. Roberts
Name: Kari S. Roberts
Title: Vice President

Date:  July 11, 2002

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Pooling and Servicing Agreement